Statements of Cash Flows - USD ($)	9 Months Ended		12 Months Ended
	Feb. 28, 2017	Feb. 29, 2016	May 31, 2016	May 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (29,328)	$ (9,741)	$ (24,045)	$ (5,571)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation expense	205	242	331	351
Changes in assets and liabilities:
Accounts payable	3,554	(4,993)	408	4,993
Accounts receivable	25	(78)	(67)	0
Prepaid expenses	561	(531)	(561)	0
Net cash used in operating activities	(24,983)	(15,101)	(23,933)	(227)
CASH FLOWS FROM FINANCING ACTIVITIES
Advances (repayments) made to related party, net	(1,709)	4,344	(2,002)	(1,231)
Proceeds from the sale of common stock	0	61,400	61,400	0
Net cash provided by (used in) financing activities	(1,709)	65,744	59,398	(1,231)
Effect of exchange rate changes on cash	(3,121)	(655)	1,689	1,458
Changes in cash during the year	(29,813)	49,988	37,154	0
Cash at beginning of year	37,154	0	0	0
Cash at end of year	$ 7,341	$ 49,988	$ 37,154	$ 0